Filed under Rule 497(e)

Registration No.: 033-52742

SUNAMERICA SERIES TRUST

SA American Funds Growth Portfolio

SA American Funds Global Growth Portfolio

SA American Funds Growth-Income Portfolio

SA American Funds Asset Allocation Portfolio

SA American Funds VCP Managed Allocation Portfolio

(collectively, the “Portfolios”)

Supplement dated March 22, 2022, to the Portfolios’ Statement of Additional Information (“SAI”), dated May 1, 2021, as supplemented and amended to date

The following changes are made to the Portfolios’ SAI effective immediately:

The subsection entitled “INVESTMENT POLICIES AND RESTRICTIONS – Recent Market Events” is deleted in its entirety and replaced with the following:

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Brexit/European Union

On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the European Union. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Portfolio. Due to the recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.

Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russian Invasion of Ukraine

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

COVID-19

An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally and the World Health Organization has declared it a pandemic. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.

In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or other epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.

Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.